LOGO
                                   PROSPECTUS
                                October 1, 1998

                                 WARBURG PINCUS
                          WORLDPERKS MONEY MARKET FUND

                                       B

                                 WARBURG PINCUS
                     WORLDPERKS TAX FREE MONEY MARKET FUND

                                                            ()SM

                                      LOGO

LOGO

PROSPECTUS                                                       October 1, 1998

This Prospectus offers two money market funds (the "Funds") that are available through the WorldPerks(R) InvestorMiles(SM) Program:

WARBURG PINCUS WORLDPERKS MONEY MARKET FUND (the "Money Market Fund") is designed to provide investors with high current income consistent with preservation of capital and liquidity.

WARBURG PINCUS WORLDPERKS TAX FREE MONEY MARKET FUND (the "Tax Free Fund") is designed to provide investors with high current income exempt from federal personal income taxes consistent with preservation of capital and liquidity.

IF YOU ARE NOT INTERESTED IN OBTAINING WORLDPERKS MILES, THE FUNDS MAY NOT BE AN APPROPRIATE INVESTMENT FOR YOU.

AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. ALTHOUGH EACH FUND SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT IT CAN DO SO ON A CONTINUING BASIS.

NORTHWEST AIRLINES WORLDPERKS(+) BONUS MILES
--------------------------------------------------------------------------------
Investments in each Fund are eligible to accrue WorldPerks Bonus Miles in Northwest Airlines' WorldPerks Program, based on amount and length of time of investment. The WorldPerks Program offers free and discounted award travel on Northwest Airlines, KLM Royal Dutch Airlines and other WorldPerks partner airlines. If you are not a member of the WorldPerks Program, you can call Northwest Airlines at 800-44-PERKS to enroll before you make an investment in a Fund.

This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds. The Statement of Additional Information is also available upon request and without charge by calling Warburg Pincus Funds at 800-WARBURG (800-927-2874). Information regarding the status of shareholder accounts may also be obtained by calling a Fund at the same number. Warburg Pincus Funds maintains a Web site at www.warburg.com. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

(+) WorldPerks is a registered trademark of Northwest Airlines, Inc.

THE FUNDS' EXPENSES
--------------------------------------------------------------------------------

                                                               Money         Tax
                                                              Market         Free
                                                               Fund          Fund
                                                               ----          ----
Shareholder Transaction Expenses
    Maximum Sales Load Imposed on Purchases (as a percentage
      of offering price)....................................      0             0
Annual Fund Operating Expenses
  (as a percentage of average net assets) (after fee
  waivers)
    Management Fee..........................................    .25%          .25%
    12b-1 Fees*.............................................    .25%          .25%
    Other Expenses..........................................    .26%          .26%
                                                               ----          ----
    Total Fund Operating Expenses (after fee waivers and
      expense reimbursements)+..............................    .76%          .76%
                                                               ====          ====
EXAMPLE
  You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
   1 Year...................................................    $ 8           $ 8
   3 Years..................................................    $24           $24

--------------------------------------------------------------------------------
* The Funds anticipate that the 12b-1 Fees charged for the coming fiscal period will be used primarily to pay for Northwest Airlines WorldPerks miles.
+ The Funds' investment adviser and co-administrator have undertaken to limit
  Total Fund Operating Expenses to the limit shown above. Absent the waiver of fees by the Funds' investment adviser and co-administrator, Management Fees would equal .40%, Other Expenses would equal .38% and Total Fund Operating Expenses would equal 1.03%. Other Expenses for the Fund are based on annualized estimates of expenses for the fiscal period ending December 31, 1998, net of any fee waivers or expense reimbursements. The investment adviser and co-administrator are under no obligation to continue these waivers.

                          ---------------------------

  The expense table shows the costs and expenses that an investor will bear directly or indirectly as an investor in each Fund. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Fund's actual performance will vary and may result in a return greater or less than 5%. Long term shareholders of the Funds may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
  The Warburg Pincus WorldPerks Money Market Fund (the "Money Market Fund") is a diversified money market mutual fund whose investment objective is high current income consistent with preservation of capital and liquidity. The Warburg Pincus WorldPerks Tax Free Money Market Fund (the "Tax Free Fund") is a diversified money market mutual fund whose investment objective is high current income exempt from federal personal income taxes consistent with preservation of capital and liquidity. Each objective may be changed only with the approval of the investors in that Fund. There can be, of course, no assurance that a Fund will achieve its investment objective. Investors should be aware that the market value of the obligations in each Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. See "Certain Investment Strategies" for descriptions of certain types of investments the Funds may make.

MONEY MARKET FUND
  The Money Market Fund will attempt to achieve its investment objective by investing in a portfolio of high-quality "money market" instruments consisting of United States Treasury Bills, other obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("Government Securities"); bank and bank holding company obligations such as certificates of deposit, bankers' acceptances, time deposits, commercial paper and debt obligations; commercial paper and notes of other corporate issuers, including those with floating or variable rates of interest (including variable rate master demand notes); and repurchase agreements with respect to the foregoing.
  Except during temporary defensive periods, the Fund will concentrate its investments in the financial services sector, which means that it will invest more than 25% of its assets in the aggregate in money market instruments issued by financial services companies. These companies consist of commercial and industrial banks and savings and loan associations and their holding companies; consumer and industrial finance companies; diversified financial service companies; investment banking, securities brokerage and investment advisory companies; leasing companies; insurance companies; and other companies in the financial services sector. The Fund will not invest more than 25% of its assets in any industry within the financial services sector, except that it reserves the right to invest more than 25% of its assets in instruments issued by U.S. banks. To the extent that the Fund invests a significant portion of its assets in the banking industry and the financial services sector it is subject to the risks associated with investing in banking and financial services issuers. In addition, the Fund may invest up to 25% of its assets in the debt obligations of a single issuer for a period of up to three business days. Securities issued by the United States or its agencies or instrumentalities may be purchased without regard to the percentage limits in this paragraph.

TAX FREE FUND
  The Tax Free Fund expects that, except during temporary defensive periods, at least 80% of the Fund's assets will be invested in short-term, high-quality tax-exempt debt obligations issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions ("Municipal Securities"). Dividends paid by the Fund which are derived from interest on Municipal Securities will be excluded from gross income for federal income tax purposes, but will be subject to state and local personal income taxes.
  Municipal Securities in which the Fund may invest include commercial paper, notes and bonds. Interest on certain bonds issued after August 7, 1986 to finance certain non-governmental activities ("Alternative Minimum Tax Securities") is a preference item for purposes of the federal individual and corporate alternative minimum taxes, but is exempt from regular federal income tax. The Fund is authorized to invest up to 20% of its assets in Alternative Minimum Tax Securities. The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Securities acquired by the Fund may be lower than those from newly issued Municipal Securities acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.
  The Fund may for defensive purposes invest without limit in certain short-term taxable securities when the Fund's investment adviser or sub-investment adviser believes that it would be in the best interests of the Fund's investors. Taxable securities in which the Fund may invest on a short-term basis are Government Securities, including repurchase agreements with banks or securities dealers involving such securities, time deposits maturing in not more than seven days, other debt securities, commercial paper and certificates of deposit issued by United States branches of United States banks with assets of $1 billion or more. At no time will more than 20% of the Fund's total assets be invested in taxable short-term securities unless the Fund's investment adviser has determined to temporarily adopt a defensive investment policy in the face of an anticipated softening in the market for Municipal Securities in general.

GENERAL
--------------------------------------------------------------------------------
  PRICE AND PORTFOLIO MATURITY. Each Fund invests only in securities which are purchased with and payable in U.S. dollars and which have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 397 calendar days or less at the date of purchase by a Fund. For this purpose, variable rate master demand notes (as described below), which are payable on demand, or, under certain conditions, at specified periodic intervals not exceeding 397 calendar days, in either case on not more than

30 days' notice, will be deemed to have remaining maturities of 397 calendar days or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The Fund follows these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.
  PORTFOLIO QUALITY AND DIVERSIFICATION. Each Fund will limit its portfolio investments to securities that its Board determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition by a Fund. The term Eligible Securities includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (i) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) one NRSRO, if only one NRSRO has issued a rating with respect to such security or issuer at the time that the Fund acquires the security. The Funds may purchase securities that are unrated at the time of purchase that a Fund's investment adviser and sub-investment adviser deem to be of comparable quality to rated securities that the Fund may purchase. The NRSROs currently designated as such by the SEC are Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), FitchIBCA, Inc. and Duff and Phelps, Inc. A discussion of the ratings categories of the NRSROs is contained in the Appendix to the Fund's Statement of Additional Information.
  The Funds have adopted certain credit quality, maturity and diversification requirements under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), as operating policies. Under these policies, there are two tiers of Eligible Securities, first and second tier, based on their ratings by NRSROs or, if the securities are unrated, on determinations by a Fund's investment adviser and sub-investment adviser. These policies generally restrict a Fund from investing more than 5% of its assets in second tier securities and limit to 5% of assets the portion that may be invested in any one issuer. In addition, the credit quality and diversification policies vary to some extent between the Money Market and the Tax Free Funds because the Tax Free Fund is a tax exempt fund.
  YEAR 2000 COMPLIANCE. Many services provided to the Funds and their shareholders by Warburg Pincus Asset Management, Inc., each Fund's investment adviser ("Warburg"), and BlackRock Institutional Management Corporation, each Fund's sub-investment adviser ("BIMC"), and certain of their affiliates (collectively, the "Service Providers") and a Fund's other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.
  The Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on a Fund's investments or on global markets or economies, generally.
  The Service Providers anticipate that their systems and those of the Funds' other service providers will be adapted in time for the year 2000. To further this goal, the Service Providers have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and are seeking to obtain similar representations from the Funds' other major service providers. The Service Providers will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
  Set forth below are descriptions of investments the Funds may make. More detailed information concerning these investments and their related risks is contained in the Funds' Statement of Additional Information.
  BANK OBLIGATIONS. The Money Market Fund may purchase bank obligations, including United States dollar-denominated instruments issued or supported by the credit of the United States or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. While the Fund will invest in obligations of foreign banks or foreign branches of United States banks only if the Fund's investment adviser and sub-investment adviser deem the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of United States banks due to differences in political, regulatory and economic systems and conditions. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its assets.
  VARIABLE RATE MASTER DEMAND NOTES. Each Fund may also purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time and may resell the note at any time to a third party. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.
  GOVERNMENT SECURITIES. Government Securities in which the Funds may invest include Treasury Bills, Treasury Notes and Treasury Bonds; other obligations that are supported by the full faith and credit of the United States Treasury, such as Government National Mortgage Association pass-through certificates; obligations that are supported by the right of the issuer to borrow from the Treasury, such as securities of Federal Home Loan Banks; and obligations that are supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds.
  REPURCHASE AGREEMENTS. Each Fund may agree to purchase money market instruments from financial institutions such as banks and broker-dealers subject to the seller's agreement to repurchase them at an agreed-upon date and price ("repurchase agreements"). The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Default by a seller, if the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, could expose the Fund to possible loss, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights thereto. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.
  WHEN-ISSUED SECURITIES. Each Fund may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. A Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions, and that a commitment by the Fund to purchase when-issued securities will generally not exceed 45 days. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives.
  STAND-BY COMMITMENTS. The Tax Free Fund may acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified Municipal Securities at a specified price. The principal risk of a stand-by commitment is that the writer of a commitment may default on its obligation to repurchase the securities acquired by it. The Fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of its advisers, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the investment adviser and sub-investment adviser will review periodically relevant financial information concerning the issuer's assets, liabilities and contingent claims.

The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.
  THIRD PARTY PUTS. The Tax Free Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the dollar-weighted average maturity of its portfolio would be adversely affected. See the Fund's Statement of Additional Information, "Investment Policies -- Additional Information and Policies."
  SPECIAL CONSIDERATIONS AND RISK FACTORS RELATING TO THE MONEY MARKET FUND. To the extent that the Money Market Fund invests a significant portion of its assets in money market instruments issued by companies in the banking industry and the financial services sector, the Fund is subject to the risks associated with investing in banking and financial services issuers. The companies within the banking industry and the financial services sector are subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates, and significant competition. General economic conditions also significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. Insurance companies are particularly subject to government regulation and rate setting, potential antitrust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios and failures by reinsurance carriers.
  SPECIAL CONSIDERATIONS AND RISK FACTORS RELATING TO THE TAX FREE FUND. In seeking to achieve its investment objective the Tax Free Fund may invest all or any part of its assets in Municipal Securities which are industrial development bonds. Moreover, although the Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of economically related projects, if such investment is deemed necessary or appropriate by the Fund's investment adviser and sub-investment adviser. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.
  The Tax Free Fund also invests in securities backed by guarantees from banks and other financial institutions. The Fund's ability to maintain a stable share price is largely dependent upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Fund and affect its share price.
  Other considerations affecting the Tax Free Fund's investments in Municipal Securities are summarized in the Statement of Additional Information.

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------
  Each Fund may invest up to an aggregate of 10% of its net assets in illiquid securities with contractual or other restrictions on resale and other instruments which are not readily marketable. Each Fund is also authorized to borrow and to enter into reverse repurchase agreements in an amount of up to 10% of its total assets for temporary or emergency purposes, but not for leverage, and to pledge its assets to the same extent in connection with such borrowings. Whenever borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments (including roll-overs). A more detailed description of these policies, together with an enumeration of additional investment restrictions that each Fund has adopted and that cannot be changed without the approval of the holders of a majority of the Fund's outstanding shares, is contained in the Funds' Statement of Additional Information.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
  INVESTMENT ADVISER. Each Fund employs Warburg as investment adviser and BIMC as sub-investment adviser. In its Advisory Agreement with each Fund, Warburg has agreed to be responsible, subject to the supervision and direction of the Board, for the Fund's investment program, including decisions concerning: (i) the specific types of securities to be held by the Fund and the proportion of the Fund's assets that should be allocated to such investments during particular market cycles, (ii) the specific issuers whose securities will be purchased or sold by the Fund, (iii) the maximum maturity (under one year) of its portfolio investments, (iv) the appropriate average weighted maturity of its portfolio in light of current market conditions and (v) with respect to the Tax Free Fund, the extent to which taxable securities will be purchased for and held by the Tax Free Fund and the extent to which securities other than Municipal Securities will be purchased for and held by the Tax Free Fund. In addition, Warburg has each agreed to supervise the performance by the sub-investment adviser of the functions described below.
  For the services provided pursuant to the Advisory Agreement, Warburg is entitled to receive a fee, computed daily and payable monthly, at the annual rate of .40% of the value of each Fund's average daily net assets, out of which Warburg pays BIMC for sub-investment advisory services. Warburg, BIMC and each Fund's administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by a Fund.
  Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of August 31, 1998, Warburg managed approximately $18.4 billion of assets, including approximately $10.2 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, NY 10017-3147.
  SUB-INVESTMENT ADVISER. BIMC, formerly PNC Institutional Management Corporation, a wholly owned indirect subsidiary of PNC Bank, National Association ("PNC"), serves as each Fund's sub-investment adviser. BIMC was organized in 1977 by PNC to perform advisory services for investment companies and has its principal offices at 400 Bellevue Parkway, Wilmington, DE 19809. As of July 31, 1998, BIMC served as investment adviser to 20 mutual fund portfolios and as sub-investment adviser to 15 mutual funds, having total assets exceeding $42 billion.
  As sub-investment adviser, BIMC has agreed to implement each Fund's investment program as determined by the Board and Warburg. BIMC will supervise the day-to-day operations of the relevant Fund and perform the following services:
(i) providing investment research and credit analysis concerning the Fund's investments, (ii) placing orders for all purchases and sales of the Fund's portfolio investments and (iii) maintaining the books and records required to support the Fund's operations. BIMC also calculates the Fund's net asset value, provides accounting services for the Fund and assists in related aspects of the Fund's operations.
  CO-ADMINISTRATORS. The Funds employ Credit Suisse Asset Management Ltd., a wholly-owned subsidiary of Credit Suisse Group ("CSAM"), as a co-administrator. As co-administrator, CSAM provides shareholder liaison services to the Fund including responding to shareholder inquiries and providing information on shareholder investments. CSAM also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between a Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, assisting in the preparation of proxy statements, annual and semiannual reports, tax returns and monitoring and developing compliance procedures for the Fund. As compensation, each Fund pays to CSAM a fee calculated at an annual rate of .10% of the Fund's average daily net assets, exclusive of out-of-pocket expenses. CSAM may delegate to Counsellors Funds Service, Inc., a wholly-owned subsidiary of Warburg, responsibility for most of its co-administrative services. CSAM's principal offices are located at Beaufort House, 15 St. Botolph Street, GB-London EC3A 7JJ.
  The Funds also employ PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates a Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation, the Fund pays to PFPC a fee calculated at an annual rate of .10% of the Fund's first $500 million in average daily net assets, .075% of the next $1 billion in average daily net assets, and .05% of average daily net assets over $1.5 billion, subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, DE 19809.
  CUSTODIAN. PNC serves as the custodian of each Fund's assets. PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, PA 19103.
  TRANSFER AGENT. State Street Bank and Trust Company ("State Street") serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Funds. State Street has delegated to Boston Financial Data Services, Inc., an affiliated company ("BFDS"), responsibility for most shareholder servicing functions. State Street's principal business address is 225 Franklin Street, Boston, MA 02110. BFDS's principal business address is 2 Heritage Drive, North Quincy, MA 02171.
  DISTRIBUTOR. Counsellors Securities Inc. ("Counsellors Securities") serves as distributor of the shares of the Funds. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, NY 10017-3147. Counsellors Securities receives a fee at an annual rate equal to
 .25% of the average daily net assets of each Fund's Common Shares for distribution services, pursuant to a shareholder servicing and distribution plan (the "12b-1 Plan") adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. Amounts paid to Counsellors Securities under a 12b-1 Plan may be used by Counsellors Securities to cover expenses that are primarily intended to result in, or that are primarily attributable to, (i) the sale of the Common Shares, including payments in connection with the Funds' participation in the Northwest Airlines WorldPerks program, (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of a Fund and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, all as set forth in the 12b-1 Plans. Payments under the 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by Counsellors

Securities and the payments may exceed distribution expenses actually incurred. The Board of the Funds evaluate the appropriateness of the 12b-1 Plans on a continuing basis and in doing so consider all relevant factors, including expenses borne by Counsellors Securities and amounts received under the 12b-1 Plans. Warburg or its affiliates may also bear a portion of the expense for the Funds' participation in the WorldPerks program.
  DIRECTORS AND OFFICERS. The officers of each Fund manage its day-to-day operations and are directly responsible to its Board. The Board of a Fund sets broad policies for each Fund and chooses the Fund's officers. A list of the Directors and officers of each Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

NORTHWEST AIRLINES WORLDPERKS(R) BONUS MILES
--------------------------------------------------------------------------------
  Investments in each Fund are eligible to accrue WorldPerks Bonus Miles in Northwest Airlines' WorldPerks Program, based on the amount and length of time of investment. The WorldPerks Program offers free and discounted award travel on Northwest Airlines, KLM Royal Dutch Airlines and other WorldPerks partner airlines. If you are not a member of the WorldPerks Program, you can call Northwest Airlines at 800-44-PERKS to enroll over the phone before you make an investment in a Fund. Northwest Airlines WorldPerks Bonus Miles accrue daily at an annual rate of one mile per $4 invested in a Fund. Miles will be posted monthly in arrears to each shareholder's WorldPerks account based on the shareholder's average daily Fund account balance during the previous month. In addition, from November 1998 through April 1999, investors will earn 200 additional Bonus Miles for each month they have an open account at month end. Accordingly, investors can receive up to 1,200 additional Bonus Miles by investing in a Fund by November 30, 1998.
  The average daily balance is calculated by adding each day's balance and dividing by the number of days in the month. For example, the average daily balance on a $10,000 account funded on the 16th day of a month having 30 days (and maintained at that balance through the end of the month) would be $5,000. Mileage received for that month would be 105 miles. If the same balance were maintained through the next 30-day month, the average daily balance would be $10,000, and the mileage would be 209 miles that month and every month the $10,000 investment was maintained in a Fund. All mileage credits of less than one mile will be rounded up to the nearest whole mile when credited. These miles would appear on subsequent Northwest WorldPerks Program statements. Investors should telephone Warburg Pincus Funds at 800-WARBURG (800-927-2874) for information or assistance regarding the WorldPerks InvestorMiles Program.
  The posting of WorldPerks Bonus Miles in connection with Fund investments may be terminated or the amount of miles awarded in relation to the dollars invested may be limited or changed. Investors should refer to

Northwest WorldPerks member materials for information about program features. Northwest Airlines may change the WorldPerks Program rules, program partners, regulations, benefits, conditions of participation or mileage levels, in whole or in part, at any time, without notice to shareholders or Warburg, even though changes may affect the value of mileage or FlyWrite(SM) certificates already accumulated. Award travel is subject to seat availability. Northwest Airlines WorldPerks travel awards, mileage accrual and special offers are subject to governmental regulations.

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------
  Accounts in the Funds should only be opened by WorldPerks members. If you are not a member of the WorldPerks Program, you can call Northwest Airlines at 800-44-PERKS to enroll over the phone before you make an investment in a Fund.
  In order to invest in a Fund, an investor must first complete and sign an account application. To obtain an application, an investor may telephone Warburg Pincus Funds at 800-927-2874. An investor may also obtain an account application by writing to:

                      Warburg Pincus WorldPerks Funds
                      P.O. Box 9030
                      Boston, MA 02205-9030
                      OR
                      Overnight to:
                      Boston Financial
                      Attn: Warburg Pincus WorldPerks Funds
                      2 Heritage Drive
                      North Quincy, MA 02171
  Completed and signed account applications should be sent to the above. UTMA/UGMA ACCOUNTS. For information about opening a Uniform Transfers to
Minors Act ("UTMA") or Uniform Gifts to Minors Act ("UGMA") account in a Fund, an investor should telephone Warburg Pincus Funds at 800-927-2874 or write to Warburg Pincus Funds at the address set forth above. Investors should consult their own tax advisers about the establishment of UTMA or UGMA accounts. Retirement plans, trusts, corporations, partnerships and certain other legal entities cannot invest in the Funds.
  ACCOUNT REGISTRATION AND MILEAGE AWARDS. Because of limitations applicable to the Northwest Airlines WorldPerks Program, airline miles will be credited exclusively to the WorldPerks account of the minor child on an UTMA/UGMA account. In addition, the Funds reserve the right to limit the number of accounts in a Fund having the same account registration.
  CHANGES TO ACCOUNT. For information on how to make changes to an account, including changes to account registration, address and/or privileges, an investor should telephone Warburg Pincus Funds at 800-927-2874. Shareholders are responsible for maintaining current account registrations and addresses with the Fund. No interest will be paid on amounts represented by uncashed distribution or redemption checks.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
  Shares of each Fund may be purchased either by mail or, with special advance instructions, by wire and automated clearing house transactions ("ACH on Demand"). The minimum initial investment in each Fund is $5,000 and the minimum subsequent investment is $100. For UTMA/UGMA accounts in the Money Market Fund, the minimum initial investment is $500. Subsequent minimum investments are $50 under the Automatic Monthly Investing Plan or by ACH on Demand, as described below. Each Fund reserves the right to change the initial and subsequent investment minimum requirements at any time and to charge investors a fee if their account balance falls below the initial investment minimum due to redemptions. In addition, a Fund may, in its sole discretion, waive the initial and subsequent investment minimum requirements with respect to investors who are employees of Warburg or its affiliates or persons with whom Warburg has entered into an investment advisory agreement. Existing investors will be given 15 days' notice by mail of any increase in minimum investment requirements or any imposition of a fee for small accounts.
  After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined above. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund and should clearly indicate the investor's account number and the name of the Fund in which shares are being purchased. In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.
  BY MAIL. If the investor desires to purchase shares by mail, a check or money order made payable to a Fund or Warburg Pincus Funds (in U.S. currency) should be sent along with the completed account application to the address set forth above. Checks payable to the investor and endorsed to the order of the Fund or Warburg Pincus Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on a day that a Fund calculates its net asset value (a "business day"), the purchase will be made at the relevant Fund's net asset value calculated at the end of that day. If payment is received at or after the close of regular trading on the NYSE, the purchase will be effected at the relevant Fund's net asset value next determined after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or money order are entitled to receive dividends and distributions beginning on the business day after payment is received. Checks or money orders in payment for shares of more than one Warburg Pincus Fund should be made payable to Warburg Pincus Funds and should be accompanied by a breakdown of amounts to be invested in each fund. If a check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating the Fund's net asset value, see "Net Asset Value" below.
  BY WIRE. Investors may also purchase shares in a Fund by wiring funds from their banks. Telephone orders by wire will not be accepted until a completed account application in proper form has been received and accepted and an account number has been established. Investors should place an order with the Fund prior to wiring funds by telephoning 800-927-2874. Federal funds may be wired using the following wire address:
                      State Street Bank and Trust Company
                      ABA# 0110 000 28
                      Attn.: Mutual Funds/Custody Department
                      [Warburg Pincus Fund Name]
                      DDA# 9904-649-2
                      F/F/C: [Account Number and Account Registration]
  If a telephone order is received before 12:00 p.m. (Eastern time) and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the purchase will be executed at noon and shares are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form before 12:00 p.m. without a prior telephone order, that purchase and any telephone orders placed after 12:00 p.m. for which payment by wire is received on the same day in proper form, will be priced at the net asset value of the Fund as of the close of regular trading on the NYSE on that day and is entitled to dividends and distributions beginning the next business day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.
  AUTOMATIC MONTHLY INVESTMENT PLAN AND ACH ON DEMAND. The Automatic Monthly Investment Plan allows shareholders to authorize a Fund or its agent to debit their bank account monthly ($50 minimum) for the purchase of Fund shares on or about either the tenth or twentieth calendar day of each month. Shareholders may also purchase shares by calling 800-927-2874 on any business day to request direct debit or credit (for redemptions) of their bank account through an ACH on Demand transaction.
  To establish the Automatic Monthly Investment Plan and/or ACH on Demand option, obtain a separate application or complete the relevant section of the account application. Only an account maintained at a financial institution which is an automated clearing house member may be used, and one common name must appear on both the shareholder's Fund registration and bank account registration. Shareholders using this service must satisfy the initial investment minimum for the Fund prior to or concurrent with the start of any Automatic Monthly Investment Plan or ACH on Demand transaction. Please contact Warburg Pincus Funds at 800-927-2874 for additional information. Investors should allow a period of up to 30 days in order to implement an Automatic Monthly Investment Plan or ACH on Demand transaction. The failure to provide complete information could result in further delays.
  If an ACH on Demand transaction request is received prior to the close of regular trading on the NYSE, the shares will be priced according to the net asset value of Fund shares on that day and are entitled to dividends and distributions as described above for wire purchases. If a request is received at or after the close of regular trading on the NYSE, the shares will be priced at the relevant Fund's net asset value on the following business day.
  TELEPHONE TRANSACTIONS. Unless otherwise indicated on the account application or if the ACH on Demand option is elected an investor may request transactions by telephone. Investors should realize that in conducting transactions by telephone they may be giving up a measure of security that they might have if they were to conduct these transactions in writing. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Fund designed to give reasonable assurance that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific personal information prior to acting upon telephone instructions.
  GENERAL. Each Fund reserves the right to reject an account application or any specific purchase order, including certain purchases made by exchange (see "How to Redeem and Exchange Shares -- Exchange of Shares" below). For example, purchase orders may be refused if, in Warburg's opinion, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A Fund may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect the Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in the Fund and to reinvest any dividends or capital gains distributions.

HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------
  REDEMPTION OF SHARES. An investor in a Fund may redeem (sell) his shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below).
  Shares of the Fund may either be redeemed by mail or by telephone. Investors should realize that in using the telephone redemption and exchange option, they may be giving up a measure of security that they may have if they were to redeem or exchange their shares in writing. If an investor desires to redeem his shares by mail, a written request for redemption should be sent to the address indicated above under "How to Open an Account." An investor should be sure that the redemption request identifies the relevant Fund, the number of shares to be redeemed and the investor's account number. Payment of redemption proceeds may be delayed in connection with account changes. Each mail redemption request must be signed by the registered owner(s) (or his legal representative(s)) exactly as the shares are registered. If an investor has applied for the telephone redemption feature on his account application, he may redeem his shares by calling Warburg Pincus Funds at 800-927-2874. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.
  After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out by the investor. The Funds currently do not impose a service charge for effecting wire transfers but each Fund reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Funds by telephone, an investor may deliver the redemption request by mail at the address shown above under "How to Open an Account." Although each Fund will redeem shares purchased by check, through the Automatic Monthly Investment Plan or by ACH on Demand before the funds or check clear, payments of the redemption proceeds will be delayed for up to five days (for funds received through the Automatic Monthly Investment Plan or by ACH on Demand) or up to 10 days (for check purchases) from the date of purchase. Investors should consider purchasing shares using a certified or bank check, money order or federal funds wire if they anticipate an immediate need for redemption proceeds.
  Shares are redeemed at the net asset value per share next determined after receipt of a redemption order by a Fund or its agent. Except as noted above, redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect a Fund, each Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, each Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.
  Although each Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.
  If, due to redemptions, the value of an investor's account drops to less than $750 ($250 in the case of an UTMA/UGMA account), each Fund reserves the right to redeem the shares in that account at net asset value. Prior to any redemption, a Fund will notify an investor in writing that this account has a value of less than the minimum. The investor will then have 60 days to make an additional investment before a redemption will be processed by the Fund.
  Redemption By Check. An individual investor who is the record owner of Fund shares may request a supply of checks. Checks may be made payable to the order of any person in any amount not less than $500. When a check is presented to State Street for payment, State Street, as agent for the investor, causes the relevant Fund to redeem a sufficient number of shares in the investor's account to cover the amount of the check. A Fund may, in its discretion, waive the checkwriting minimum requirements with respect to investors who are employees of Warburg or its affiliates or persons with whom Warburg has entered into an investment advisory agreement.
  Investors are entitled to receive dividends on the shares to be redeemed through the day the check is presented to State Street for payment. If an investor owns insufficient shares to cover a check, the check will be returned to the investor marked "insufficient funds." Canceled checks will be returned to the investor. Neither Fund currently assesses a charge for checks written in amounts greater than the minimum. However each Fund reserves the right at any time to terminate or modify the check redemption procedure, to limit the number of checks that may be presented for payment within any given time period, to impose a service charge or to charge for checks. A Fund may also charge an investor's account for returned checks and for effecting stop orders.
  AUTOMATIC CASH WITHDRAWAL PLAN. Each Fund offers investors an automatic cash withdrawal plan under which investors may elect to receive periodic cash payments of at least $250 monthly or quarterly. To establish this service, complete the "Automatic Withdrawal Plan" section of the account application and attach a voided check from the bank account to be credited. For further information regarding the automatic cash withdrawal plan or to modify or terminate the Plan, investors should contact Warburg Pincus Funds at 800-927-2874.
  EXCHANGE OF SHARES. An investor may exchange shares of a Fund for shares of the other Fund or for Common Shares of any other Warburg Pincus Fund at their respective net asset values. AN INVESTOR CANNOT CURRENTLY EARN NORTHWEST AIRLINES WORLDPERKS MILEAGE CREDIT FOR ANY INVESTMENTS IN ANY WARBURG PINCUS FUND OTHER THAN THE FUNDS DESCRIBED IN THIS PROSPECTUS. Exchanges may be effected by mail or by telephone in the manner described under "Redemption of Shares" above. If an exchange request is received by Warburg Pincus Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. A Fund may refuse exchange purchases at any time without prior notice.
  The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at 800-927-2874.
  The Funds reserve the right to refuse exchange purchases by any person or group if, in an adviser's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. Each Fund reserves the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS. Each Fund calculates its dividends from net investment income. Net investment income is declared daily and paid monthly. Net investment income earned on weekends and when the NYSE is not open will be computed on the previous business day. Distributions of long-term capital gains, if any, generally are declared and paid annually at the end of the Fund's fiscal year in which they are earned. Distributions of short-term capital gains, if any, are declared and paid annually, at the end of the fiscal year in the case of the Tax Free Fund, and periodically, as the Board determines, in the case of the Money Market Fund. Unless an investor instructs a Fund to pay dividends or capital gains distributions in cash, dividends and distributions will automatically be reinvested in additional shares of the relevant Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to the address set forth under "How to Open an Account" or by calling Warburg Pincus Funds at 800-927-2874.
  A Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.

  TAXES. Each Fund intends to qualify each year as a "regulated investment company" within the meaning of the Code. A Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax. As long as the Tax Free Fund qualifies as a regulated investment company and meets certain other Code requirements (including the requirement that at least 50% of its assets are invested in tax-exempt obligations at the close of each quarter of its taxable year), distributions of tax-exempt interest income will be excluded from an investor's income for federal income tax purposes.
  Such exempt interest dividends paid by the Tax Free Fund may be excluded by investors from their gross incomes for federal income tax purposes, although (i) such exempt interest dividends will be a tax preference item for purposes of the federal individual and corporate alternative minimum taxes to the extent they are derived from Alternative Minimum Tax Securities and (ii) all exempt interest dividends will be a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. In addition, corporate investors may incur a greater federal environmental tax liability through the receipt of Fund dividends and distributions if the tax is reinstated as currently proposed. Investors who are "substantial users" (or "related persons" of substantial users) within the meaning of the Code of facilities financed by Alternative Minimum Tax Securities should consult their tax advisers as to whether the Tax Free Fund is a desirable investment.
  Dividends paid by a Fund from its taxable net investment income (if any, in the case of the Tax Free Fund) and distributions of any net short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to investors as ordinary income, whether received in cash or reinvested in additional shares of the Fund. As a general rule, an investor's gain or loss on a sale or redemption of his Fund shares will be a long-term capital gain or loss if he has held his shares for more than one year and will be short-term capital gain or loss if he has held his shares for one year or less. Each Fund does not expect to realize long-term capital gains and, therefore, it is unlikely that any portion of the dividends or distributions paid by a Fund will be taxable to investors as long-term capital gains. An investor in the Tax Free Fund who redeems his shares prior to the declaration of a dividend may lose tax exempt status on accrued income attributable to tax exempt Municipal Securities. Investors may be proportionately liable for taxes on income and gains of a Fund, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. Each Fund's dividends and distributions will not qualify for the dividends-received deduction allowed to corporations. The Funds' investment activities should not result in unrelated business taxable income to a tax exempt investor.

  GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. In the case of the Tax Free Fund, these statements set forth the dollar amount of income excluded or exempt from federal income taxes, and the dollar amount, if any, subject to taxation. These statements also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. Each investor in the Money Market Fund will also receive, if applicable, various written notices after the close of the Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including the tax consequences, if any, relating to the receipt of Northwest Airlines WorldPerks mileage credit, and their state and local taxes that may apply to dividends and distributions received from the Funds. In this regard, investors should be aware that if a portion of any dividend is derived from interest on United States government obligations, that portion may be subject to tax by certain states, even though such interest, if received directly by an investor, would be exempt from state income tax.

NET ASSET VALUE
--------------------------------------------------------------------------------
  Each Fund's net asset value per share is calculated at noon and as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.
  The net asset value per share of each Fund is computed by adding the value of the Fund's assets, deducting liabilities and dividing the result by the number of outstanding shares. Fund securities are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

PERFORMANCE
--------------------------------------------------------------------------------
  From time to time, a Fund may advertise its yield and effective yield and, in the case of the Tax Free Fund, its tax equivalent yield. The yield of a Fund refers to the income generated by an investment in the shares over a seven-day period, which is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, assumes that income earned by an investment in the Fund is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax equivalent yield shows the taxable yield an investor in the highest applicable tax bracket would have to earn to equal the Tax Free Fund's tax-free yield after the imposition of federal, state and local personal income taxes. The Tax Free Fund's tax equivalent yield is calculated by dividing the Fund's tax-exempt yield by one minus the highest level of the combined federal, state and local tax rates. Yield, effective yield and tax equivalent yield may be shown by means of schedules, charts or graphs.
  Investors should note that yield, effective yield and tax equivalent yield figures are based on historical earnings and are not intended to indicate future performance. The Fund's Statement of Additional Information describes the method used to determine the Fund's yield. Current yield figures may be obtained by calling Warburg Pincus Funds at 800-927-2874.
  A Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or (ii) in the case of the Tax Free Fund, an average of the yields of similar tax-exempt money market funds based on information contained in Donoghue's Money Market Fund Report, which is published weekly by the Donoghue Organization or (iii) in the case of the Money Market Fund, the Donoghue's Money Market Fund Average, which is an average of all major taxable money market fund yields published weekly by the Donoghue Organization or (iv) in each case, other appropriate indexes of investment securities. Each Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Funds Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Fund may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.
  In reports or other communications to investors or in advertising, a Fund may discuss relevant economic and market conditions affecting the Fund. In addition, the Fund may render periodic updates of Fund investment activity, which may include, among other things, discussion or quantitative statistical or comparative analysis of portfolio composition and significant portfolio holdings. The Fund may also describe the Fund's investment objective, approaches taken in managing the Fund's investments or the methodology underlined in the Fund's portfolios. The Fund may also discuss measures of risk and the continuum of risk and return relating to different investments.

GENERAL INFORMATION
--------------------------------------------------------------------------------
  ORGANIZATION. The Money Market Fund and the Tax Free Fund were incorporated on July 24, 1998 under the laws of the State of Maryland as "Warburg, Pincus Money Market Fund, Inc." and "Warburg, Pincus Tax Free Money Market Fund, Inc.," respectively. On September 25, 1998, the Money Market Fund and the Tax Free Fund amended their respective charters and changed the Funds' names to "Warburg, Pincus WorldPerks Money Market Fund, Inc." and "Warburg, Pincus WorldPerks Tax Free Money Market Fund, Inc.," respectively. Each Fund's charter authorizes the Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares are designated Advisor Shares. Under a Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund. Since no Advisor Shares are outstanding for the Fund, references to "shares" in this prospectus refer solely to the common shares of the Fund unless the context otherwise requires.
  MULTI-CLASS STRUCTURE. Although neither Fund currently does so, each Fund is authorized to offer a separate class of shares, the Advisor Shares, pursuant to a separate prospectus. Individual investors could only purchase Advisor Shares through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries. Shares of each class would represent equal pro rata interests in the relevant Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on common shares.
  VOTING RIGHTS. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund.

  SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Investment Program). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by a Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Warburg Pincus Funds at 800-927-2874 or on the Warburg Pincus Funds Web site at www.warburg.com.

                         ------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE FUND'S STATEMENT OF ADDITIONAL INFORMATION OR THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

The Funds' Expenses......................................      2
Investment Objectives and Policies.......................      3
General..................................................      4
Portfolio Investments....................................      6
Investment Guidelines....................................      9
Management of the Funds..................................      9
Northwest Airlines WorldPerks(R) Bonus Miles.............     12
How to Open an Account...................................     13
How to Purchase Shares...................................     14
How to Redeem and Exchange Shares........................     16
Dividends, Distributions and Taxes.......................     19
Net Asset Value..........................................     21
Performance..............................................     21
General Information......................................     23

                          [WARBURG PINCUS FUNDS LOGO]
                        WARBURG PINCUS WORLDPERKS FUNDS
                      P.O. BOX 9030, BOSTON, MA 02205-9030
                  800-WARBURG (800-927-2874) B www.warburg.com

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                          FFNWF-1-1098C